Leases - Schedule Of Balance Sheet Information Related to Operating Leases (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2021 USD ($)	Mar. 31, 2021 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Lessee Disclosure [Abstract]
Operating lease right-of-use assets	$ 101,082	¥ 662,268	$ 70,390	¥ 461,184	¥ 440,097
Lease liabilities—current	26,326	172,481	18,249	119,565	90,740
Lease liabilities—non-current	$ 74,874	490,560	$ 53,802	352,501	361,404
Total operating lease liabilities		¥ 663,041		¥ 472,066	¥ 452,144